EXHIBIT 10.2

EXECUTION COPY

AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is entered into as of March 31, 2010 by and between SILICON VALLEY BANK (“Bank”) and BRIDGELINE SOFTWARE, INC., a Delaware corporation formerly known as Bridgeline Software, Inc. (“Grantor”).

RECITALS

A.           Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Amended and Restated Loan and Security Agreement by and between Bank and Grantor dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement).  Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.  This Agreement amends and restates in its entirety that certain Intellectual Property Security Agreement, dated as of December 29, 2008, by and between Grantor and Bank.

B.           Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1.   Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2.   Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

3.   Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

4.   All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5.   Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6.   All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the  “Mask Works”);

7.   Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8.   All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9.   All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10.   All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement.  The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity.  Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed as a sealed instrument under the laws of the Commonwealth of Massachusetts, by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:	GRANTOR: BRIDGELINE DIGITAL, INC., f/k/a Bridgeline Software, Inc.
Bridgeline Digital, Inc. 10 Sixth Road Woburn, Massachusetts 01801 Attn: Ronald M. Levenson, CFO Fax: (781) 376-5033 Email: rlevenson@blinedigital.com	By: /s/Ronald M. Levenson Name: Ronald M. Levenson Title: Executive Vice President and CFO

Address of Bank:	BANK: SILICON VALLEY BANK
One Newton Executive Park, Suite 200 2221 Washington Street Newton, Massachusetts 02462 Attn: Mr. Mike Foley Fax: (617) 527-0177 E-mail: mfoley@svb.com	By: /s/Mark Sperling Name: Mark Sperling Title: Relationship Manager

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date

Thursday, March 25, 2010	Trademark List (by Trademark)	Page: 1 of 2

Trademark	Case Number	Sub	Case	Application No.	Publication No.	Registration No.	Status
	Country	Case	Type	Filing Date	Publication Date	Registration Date	Next Renewal

BRIDGELINE	BRIDGETM01		ORD	76/444885		2,740,059	Registered
	United States of America			28-Aug-2002	29-Apr-2003	22-Jul-2003	22-Jul-2013
Classes: 09 Int., 42 Int.
Owner: Bridgeline Digitial, Inc.		Attorneys:	TFD
Client: Bridgeline Digitial, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

BRIDGELINE DIGITAL	BRIDGETM09		ORD				Unfiled
United States of America
Classes: 42 Int.
Owner: Bridgeline Digitial, Inc.		Attorneys:	TFD
Client: Bridgeline Digitial, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

IAPPS	BRIDGETM04		ORD	75/019685		2,015,430	Registered
	United States of America			09-Nov-1995	20-Sep-1996	20-Nov-1996	20-Aug-2006
Classes: 42 Int.
Owner: Bridgeline Digitial, Inc.		Attorneys:	TFD
Client: Bridgeline Digitial, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

IAPPS	BRIDGETM08		ORD				Unfiled
United States of America
Classes: 42 Int.
Owner: Bridgeline Digitial, Inc.		Attorneys:	TFD
Client: Bridgeline Digitial, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

Thursday, March 25, 2010	Trademark List (by Trademark)	Page: 2 of 2

Trademark	Case Number	Sub	Case	Application No.	Publication No.	Registration No.	Status
	Country	Case	Type	Filing Date	Publication Date	Registration Date	Next Renewal

ORGITECTURE	BRIDGETM05		ORD	78/919987		3,237,248	Registered
	United States of America			29-Jun-2006	1 3-Feb-2007	01 -May-2007	01-May-2017
Classes: 42 Int.		Attorneys:	TFD
Owner: Bridgeline Digitial, Inc.		Client Reference:
Client: Bridgeline Digitial, Inc.		Agent Reference:
Agent: Assistant Comm'r for Trademarks

POWERSHOP	BRIDGETM06		ORD	77/441715			Allowed
	United States of America			07-Apr-2008	26-Aug-2008
Classes: 09 Int.
Owner: Bridgeline Digitial, Inc.		Attorneys:	TFD
Client: Bridgeline Digitial, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

POWERSHOP	BRIDGETM07		ORD	77/441 721			Allowed
	United States of America			07-Apr-2008	26-Aug-2008
Classes: 42 Int.
Owner: Bridgeline Digitial, Inc.		Attorneys:	TFD
Client: Bridgeline Digitial, Inc.		Client Reference:
Agent: Assistant Comm'r for Trademarks		Agent Reference:

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date